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                 SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2003
                      SUPPLEMENT DATED JANUARY 15, 2004

This Supplement should be retained with the current Prospectus for the variable universal life insurance policy issued by Connecticut General Life Insurance Company ("CGLIC"). If you do not have a current Prospectus, please contact the Corporate Insurance Department of CGLIC at 860.534.4100.

SALE OF CIGNA CORPORATION'S RETIREMENT BENEFITS BUSINESS

On November 17, 2003, CIGNA Corporation ("CIGNA"), the parent company of CGLIC, announced that it entered into an agreement to sell its retirement benefits business to Prudential Financial, Inc. ("Prudential"). The sale is expected to close during the first half of 2004. CIGNA is the parent company of CIGNA Financial Services, Inc., the distributor and principal underwriter of the Policy. As part of the transaction, Prudential will acquire CIGNA Financial Services, Inc. At closing, the distribution agreement between CIGNA Financial Services, Inc. and CGLIC will automatically terminate due to the assignment of ownership of CIGNA Financial Services, Inc. by CIGNA to Prudential.

Under the agreement between CIGNA and Prudential, Prudential will have CIGNA Financial Services, Inc. enter into a new distribution agreement with CGLIC under substantially the same terms as are in the current distribution agreement.

This change will not affect the obligations of or benefits provided by CGLIC under the Policy. Prudential is not acquiring CGLIC.